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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): AUGUST 25, 2003

                                ADMINISTAFF, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     1-13998              76-0479645
(State or other jurisdiction of       (Commission          (I.R.S. Employer
        incorporation)                File Number)        Identification No.)


                          19001 CRESCENT SPRINGS DRIVE
                              KINGWOOD, TEXAS 77339
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 358-8986

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1    --   Press release issued by Administaff, Inc. on
                      August 25, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         On August 25, 2003, Administaff, Inc. issued a press release announcing certain senior management changes. A copy of the press release is furnished as
Exhibit 99.1 hereto and incorporated herein by reference.

         In addition to the senior management changes referenced in the press release, Howard G. Buff is no longer employed by the company. Mr. Buff was formerly the company's Vice President, Benefits and Corporate Human Resources. For the time being his duties will be assumed by Richard G. Rawson, the company's President.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADMINISTAFF, INC.



                                      By:  /s/ Paul J. Sarvadi
                                           ------------------------------------
                                           Paul J. Sarvadi
                                           Chairman of the Board and
                                           Chief Executive Officer

Date:    August 27, 2003


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                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION
-----------           -----------

99.1    --    Press release issued by Administaff, Inc. on August 25, 2003.


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